MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated December 1, 2020
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity
Certificate
(Dated May 1, 2020)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate
("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

Effective December 1, 2020, this supplement amends the following disclosures in your prospectus.

On page 57 of your prospectus, the following two sentences are added after the first sentence in the description of "Option 1-
Deposit at Interest" under "SETTLEMENT OPTIONS-Description of
Settlement Options":

For Certificates issued prior to December 1, 2020, the rate of interest will not be less than a minimum annual interest rate of 3%. For Certificates issued on or after December
1, 2020, the rate of interest will not be less than a minimum annual interest rate of 1%.

On page 57 of your prospectus, the existing sentence for the description of "Option 4-Income of a Fixed Amount" under "SETTLEMENT OPTIONS-Description of Settlement Options" is deleted and replaced with the following three sentences:

The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted. For Certificates issued prior to December 1, 2020, proceeds will be credited at the rate of interest of 3% per year. For Certificates issued on or after December
1, 2020, proceeds will be credited at the rate of interest of 1% per year.

On page 58 of your prospectus, the first sentence in the fifth paragraph under "SETTLEMENT OPTIONS-Election of Settlement
Options and Annuity Payments" is deleted and replaced with the following two sentences:

For Certificates issued prior to December 1, 2020, we use a minimum annual interest rate of 3% to compute fixed annuity payments. For Certificates issued on or after December 1, 2020, we use a minimum annual interest rate of 1% to compute fixed annuity payments.

On page 58 of your prospectus, the last sentence of the seventh paragraph under "SETTLEMENT OPTIONS-Election of Settlement
Options and Annuity Payments" is deleted and replaced with the following four sentences:

For Certificates issued prior to December 1, 2020, reserves and net single premiums for fixed settlement options involving life contingencies are based on the "Annuity
2000" individual annuity mortality table with interest at 3% per year. For Certificates issued on or after December
1, 2020, net single premiums for fixed settlement options involving life contingencies are based on the "Annuity
2000" individual annuity mortality table with interest at 1% per year. For Certificates issued on or after December
1, 2020 in Oregon, unisex settlement option factors will be used when required by law and are based on an 80% female/20% male blend of the Annuity 2000 individual annuity mortality table. Reserves are based on the prevailing mortality table(s) and interest rate(s).


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If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product
Administrative Center toll free at 1-866-628-6776.